Definition of Terms in Fund Name	Aug. 31, 2026
Fund Name Disclosure [Line Items]
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objective.

The Trust seeks above-average capital appreciation. Under normal circumstances, the Trust will invest at least 80% of its assets in artificial intelligence (“AI”) infrastructure companies. AI infrastructure companies include (1) real estate developers and REITs that build, own, or manage data centers or facilities housing AI infrastructure, (2) utilities companies that provide power to AI-related data centers, (3) semiconductor firms that design, manufacture, or supply chips and related hardware essential for data center operations and AI workloads, (4) cloud service providers and hyperscalers that operate large-scale data centers hosting significant volumes of data and supporting AI applications and (5) industrials companies engaged in the manufacturing of electrical components, equipment or instruments used in power generation for AI-related data centers.

The Trust is concentrated (i.e., invests 25% or more of Trust assets) in common stocks of companies within the information technology sector.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The initial universe is comprised of AI infrastructure companies as described above.

Next, we examine the historical financial results of the common stocks from the initial universe. The common stocks are then evaluated using fundamental factors such as sales, earnings and cash flow growth; valuation factors such as price to earnings, price to cash flow, price to sales and price to book; technical factors such as price momentum and earnings surprises; and qualitative factors such as competitive advantages, new products and quality of management.

An estimated value is calculated for each of the companies utilizing a Cash Flow Return on Investment (“CFROI”) method. The CFROI method compares an estimate of a company’s internal rate of return against an estimate of a company’s cost of capital. Companies that generate returns in excess of their capital costs are favored over companies that do not. A secondary valuation is also made employing a concept called Economic Margin (“EM”). EM measures the return a company earns versus its cost of capital to determine if a company is generating wealth. The companies which currently trade at an attractive market price relative to their estimated value are favored over companies that do not.

The above factors are not specifically weighted, but rather are considered in combination with each other to construct an overall view for each common stock. After this holistic review, the Sponsor makes a final determination and selects the common stocks with the best prospects for above-average capital appreciation by identifying those that meet our investment objective, trade at attractive valuations, and, in our opinion, are likely to exceed market expectations of future cash flows. The Sponsor believes that AI infrastructure companies are well-positioned for above-average capital appreciation due to the anticipated increase in the demand for data centers in order to build, deploy, and operate AI applications.

The final portfolio consists of 30 approximately equally weighted common stocks of AI infrastructure companies.

While not a part of the Trust’s portfolio selection process, the Trust also invests in dividend-paying securities, foreign securities, depositary receipts and companies with various market capitalizations.

As with any similar investments, there can be no assurance that the objective of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.